Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 3 dated August 24, 2016

To

Prospectus dated July 27, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 27, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through August 23, 2016, we received and accepted subscriptions in our offerings for approximately 99,145,100 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,019,221,100, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

INCREASE IN PUBLIC OFFERING PRICE

   On August 23, 2016, we increased our public offering price from $9.95 per share to $10.00 per share, based on a net offering price of $9.00 per share (net of selling commissions and dealer manager fees), which closely approximates an estimated net asset value per share of $8.96. This increase in the public offering price will become effective on our August 24, 2016 weekly closing and will be first applied to subscriptions received from August 17, 2016 through August 23, 2016. In accordance with our previously disclosed share pricing policy, certain of our directors determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to an amount that exceeds our then-current net offering price.

DISTRIBUTIONS

   Although we increased our public offering price on August 23, 2016 from $9.95 per share to $10.00 per share, we will maintain the amount of weekly cash distributions payable to shareholders of $0.014067 per share resulting in an annual distribution rate of 7.32% (based on the $10.00 per share public offering price).

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from ICON Investment Group, LLC (“IIG”) and Apollo Investment Management, L.P. ("AIM"), which is subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense support from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense support from IIG, and future distributions may result from expense support from IIG and AIM, each of which is subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG and AIM continue to provide such expense support. Shareholders should also understand that our future repayments of expense support will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG and AIM have no obligation to provide expense support to us in future periods.

This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS SUMMARY

The ninth paragraph in the section entitled "Prospectus Summary — CĪON Investment Corporation" on page 2 of the Prospectus is hereby replaced in its entirety with the following:

As a BDC, we are subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which we may be prohibited from doing so under the 1940 Act, such as CIM and its affiliates, unless we obtain an exemptive order from the SEC. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor its affiliates will be obligated to offer us the right to participate in any transactions originated by them.

RISK FACTORS

The second paragraph in the section entitled "Risk Factors — Risks Relating to an Investment in Our Common Stock — We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe." on page 56 of the Prospectus is hereby replaced in its entirety with the following:

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with CIM in transactions originated by CIM or its affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside CIM or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor its affiliates will be obligated to offer us the right to participate in any transactions originated by them.

INVESTMENT OBJECTIVE AND STRATEGY

The ninth paragraph in the section entitled "Investment Objective and Strategy — CĪON Investment Corporation" on page 115 of the Prospectus is hereby replaced in its entirety with the following:

As a BDC, we are subject to certain regulatory restrictions in making our investments with entities with which we may be restricted from doing so under the 1940 Act, such as CIM and its affiliates, unless we obtain an exemptive order from the SEC or co-invest alongside such affiliates in accordance with existing regulatory guidance. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor its affiliates will be obligated to offer us the right to participate in any transactions originated by them.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The section entitled "Certain Relationships and Related Party Transactions — Competition" on page 168 of the Prospectus is hereby replaced in its entirety with the following:

Concurrent with this offering, certain officers of CIM are simultaneously providing investment management services to the equipment finance funds. CIM may determine it appropriate for us and one or more other investment accounts managed by CIM or any of its affiliates to participate in an investment opportunity. Further, funds or accounts managed by Apollo or its affiliates may also wish to participate in such investment opportunity or may in fact own an existing interest in such investment opportunity. As a BDC, we are subject to certain regulatory restrictions in making our investments with entities with which we may be restricted from doing so under the 1940 Act, such as CIM and its affiliates, unless we obtain an exemptive order from the SEC or co-invest alongside such affiliates in accordance with existing regulatory guidance. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor its affiliates will be obligated to offer us the right to participate in any transactions originated by them.

The section entitled "Certain Relationships and Related Party Transactions — Co-Investment Opportunities" on page 168 of the Prospectus is hereby replaced in its entirety with the following:

As a BDC, we are subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as CIM and its affiliates, unless we obtain an exemptive order from the SEC. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Under the investment sub-advisory agreement, AIM will assist CIM in identifying investment opportunities and will make investment recommendations for approval by CIM. AIM will not be responsible or liable for any such investment decision.

REGULATION

The fifth paragraph in the section entitled "Regulation" on page 187 of the Prospectus is hereby replaced in its entirety with the following:

As a BDC, we are subject to certain regulatory restrictions in negotiating or investing in certain investments. For example, we generally are not permitted to co-invest with certain entities affiliated with CIM in transactions originated by CIM or its affiliates unless we obtain an exemptive order from the SEC. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that we will obtain such exemptive relief. Under the investment sub-advisory agreement, AIM assists CIM in identifying investment opportunities and making investment recommendations for approval by CIM. AIM is not responsible or liable for any such investment decision.